14. INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2012
Income Taxes Tables
Reconciliation of federal statutory income tax rate to our effective income tax rate

	December 31, 2012 $	December 31, 2011 $

Net loss before taxes	(3,407,757)	(954,677)
Statutory rate	35%	35%

Computed expected tax (recovery)	(1,192,715)	(334,137)
Stock-based compensation	746,638	37,720
Beneficial conversion feature	59,105
Increase in valuation allowance:	386,972	296,417

Reported income taxes	–	–

Net deferred tax asset

The components of the net deferred tax asset at December 31, 2012, and 2011

	December 31, 2012 $	December 31, 2011 $

Potential deferred tax asset
- Net operating losses	619,955	194,729
- Mineral properties	148,970	128,119
- Less valuation allowance	(709,820)	(322,848)

Total deferred tax assets	59,105	–
Deferred tax liabilities
Beneficial conversion feature	(59,105)
Net deferred tax assets	–	–